Exhibit 10.1

Execution Version

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of March 12, 2013 (this “Amendment”), among
AVAYA INC., a Delaware corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Refinancing Term B-5 Lenders (as defined below).

PRELIMINARY STATEMENTS

A. The Borrower, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), a Delaware corporation, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1, as amended and restated as of February 11, 2011 pursuant to the Amendment Agreement, as amended as of August 8, 2011 by Amendment No. 3, as amended and restated as of October 29, 2012 pursuant to Amendment No. 4, as amended and restated as of December 21, 2012 pursuant to Amendment No. 5, and as amended as of February 13, 2013 pursuant to Amendment No. 6 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Restated Credit Agreement”).

B. Pursuant to Section 2.15 of the Restated Credit Agreement and subject to the terms of this Amendment, the Borrower desires to obtain Refinancing Term Loans in respect of all of the Term B-1 Loans outstanding under the Restated Credit Agreement as in effect immediately prior to the Amendment No. 7 Effective Date (as defined below), and to prepay in full the Term B-1 Loans and all other Obligations in respect thereof on the Amendment No. 7 Effective Date (the “Term Loan Refinancing”).

C. Each financial institution identified on the signature pages to the addendum attached as Annex 1 hereto (the “Lender Addendum”) as a “Refinancing Term B-5 Lender” has agreed, on the terms and conditions set forth herein, to make Refinancing Term Loans in the form of additional Term B-5 Loans (the “Refinancing Term B-5 Loans”) to the Borrower and to become a
“Term B-5 Lender” for all purposes under the Credit Agreement (as defined below), in accordance with the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Refinancing Term B-5 Loan Borrowing.

(a) Effective as of the Amendment No. 7 Effective Date, each Refinancing Term B-5 Lender hereby agrees, on the terms and conditions set forth herein and in the Credit Agreement, to make Refinancing Term B-5 Loans to the Borrower in the amount set forth in the Lender Addendum executed and delivered by it. This Amendment shall constitute a Refinancing Amendment with respect to the Term Loan Refinancing described herein, and each Refinancing Term B-5 Lender shall, effective as of the Amendment No. 7 Effective Date, become party to the Credit Agreement as a “Term B-5 Lender”, and shall have all the rights and obligations of a “Term B-5 Lender” under the Credit Agreement and the other Loan Documents.

(b) Each Refinancing Term B-5 Lender, by delivering its signature page to the Lender Addendum and funding its Refinancing Term B-5 Loans on the Amendment No. 7 Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved (effective as of the Amendment No. 7 Effective Date), the Credit Agreement, each Loan Document and each other document required to be delivered to, or be approved by and satisfactory to, the Administrative Agent or any Lender on the Amendment No. 7 Effective Date.

(c) Each Refinancing Term B-5 Lender hereby agrees that the Refinancing Term B-5 Loans made pursuant to this Amendment will initially bear interest with an Interest Period beginning on the Amendment No. 7 Effective Date and ending on the last day of the three month Interest Period established February 26, 2013 in effect for the Term B-5 Loans (other than Refinancing Term B-5 Loans) outstanding immediately prior to the Amendment No. 7 Effective Date.

SECTION 3. Amendment to Restated Credit Agreement. Effective as of the Amendment No. 7 Effective Date and subject to the terms and conditions set forth herein, the Restated Credit Agreement is hereby amended as set forth in this Section 3 (the Restated Credit Agreement, as so amended by this Section 2, being referred to as the “Credit Agreement”). The rights and obligations of the parties to the Restated Credit Agreement with respect to the period prior to the Amendment No. 7 Effective Date shall not be affected by such amendments.

(a) The following definitions are hereby added to Section 1.01 of the Restated Credit Agreement in their proper alphabetical order:

““Amendment No. 7” means Amendment No. 7 to Credit Agreement, dated as of March 12, 2013, among the Borrower, the Administrative Agent and the Refinancing Term B-5 Lenders.

“Amendment No. 7 Effective Date” means March 12, 2013.

“Refinancing Term B-5 Lender” means any Lender that has submitted an executed lender addendum in connection with Amendment No. 7 as a “Refinancing Term B-5 Lender”.

“Refinancing Term B-5 Loan Amount” means the aggregate principal amount of Refinancing Term B-5 Loans committed to be provided by a Refinancing Term B-5 Lender pursuant to Amendment No. 7.

“Refinancing Term B-5 Loan Increase Amount” means $12,624.44.

“Refinancing Term B-5 Loans” has the meaning specified in Amendment No. 7.”

(b) The following definitions set forth in Section 1.01 of the Restated Credit Agreement are hereby amended and restated in their entirety to read as follows:

““Term B-5 Borrowing” means a borrowing consisting of Term B-5 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-5 Lenders pursuant to
Section 2.01(a)(iii)(C) or 2.01(a)(iii)(D).

“Term B-5 Commitment” means, as to each Lender, (x) its obligation to convert all or a portion of its (i) Term B-1 Loans into a Term B-5 Loan pursuant to Section 2.01(a)(iii)(C)(I) on the Third Restatement Effective Date in an aggregate principal amount equal to such Extending Term B-1/B-5 Lender’s Term B-5 Loan Amount and/or (ii) Term B-4 Loans into a
Term B-5 Loan pursuant to Section 2.01(a)(iii)(C)(II) immediately following the Term B-5 Payment on the Third Restatement Effective Date in an aggregate principal amount equal to such Extending Term B-4/B-5 Lender’s Term B-5 Loan Amount and/or (y) its obligation to provide Term B-5 Loans pursuant to Amendment No. 7 in an aggregate principal amount equal to such Refinancing Term B-5 Lender’s Refinancing Term B-5 Loan Amount.

“Term B-5 Loan” means (x) Term B-1 Loans and/or Term B-4 Loans, as applicable, that have been reclassified as
“Term B-5 Loans” pursuant to Amendment No. 5 on the Third Restatement Effective Date and/or (y) Refinancing
Term B-5 Loans made pursuant Section 2.01(a)(iii)(D) and Amendment No. 7 on the Amendment No. 7 Effective Date.”

(c) Section 2.01(a)(iii) is hereby amended by inserting the following new clause (D) in proper alphabetical order:

“(D) On the Amendment No. 7 Effective Date, in accordance with, and upon the terms and conditions set forth in, Amendment No. 7, each Refinancing Term B-5 Lender made to the Borrower a Refinancing Term B-5 Loan in the amount set forth on the signature page to the Lender Addendum (as defined in Amendment No. 7) on the Amendment No. 7 Effective Date.”

(d) The last sentence of Section 2.06(b) is hereby amended and restated in its entirety to read as follows:

“The Term B-5 Commitment of (i) each Term B-5 Lender was automatically and permanently reduced to $0 upon the conversion of all or a portion of such Term B-5 Lender’s Third Restatement Existing Term B-1 Loans and/or Third Restatement Existing Term B-4 Loans into Term B-5 Loans pursuant to Section 2.01(a)(iii)(C)(I) and Section 2.01(a)(iii)(C)(II), respectively, and (ii) each Refinancing Term B-5 Lender shall be automatically and permanently reduced to $0 upon the making to Borrower of its Refinancing Term B-5 Loan pursuant to Section 2.01(a)(iii)(D).”

(e) Clause (i) of Section 2.07(a) is hereby amended and restated in its entirety to read as follows:

“(i) The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-1 Lenders, Term B-3 Lenders, Term B-4 Lenders and Term B-5 Lenders (as applicable), on the last Business Day of each March, June, September and December, (w) commencing on the last Business Day of March 2008 until the last Business Day of December 2010, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date (the “Quarterly Amortization Amount”; provided that, solely with respect to clause (z) below, the Quarterly Amortization Amount shall be calculated as an aggregate principal amount equal to the sum of (A) 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date plus (B) the Refinancing Term B-5 Loan Increase Amount), (x) commencing on the last Business Day of March 2011 until the last Business Day of September 2012, (1) to the Term B-1 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term B-1 Loans on the Restatement Effective Date not reclassified as Term B-3 Loans, and (2) to the Term B-3 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term B-1 Loans reclassified as Term B-3 Loans on the Restatement Effective Date, (y) on the last Business Day of December 2012, (1) to the Term B-1 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-1 Loans not reclassified as Term B-3 Loans, Term B-4 Loans or Term B-5 Loans, (2) to the Term B-3 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-3 Loans, (3) to the Term B-4 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-4 Loans not reclassified as Term B-5 Loans, and (4) to the Term B-5 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Third Restatement Effective Date constituting Term B-5 Loans and (z) commencing on the last Business Day of March 2013, (1) to the Term B-3 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Amendment No. 7 Effective Date constituting Term B-3 Loans, (2) to the Term B-4 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Amendment No. 7 Effective Date constituting Term B-4 Loans, and (3) to the Term B-5 Lenders, a percentage of the Quarterly Amortization Amount equal to the percentage of all outstanding Term Loans on the Amendment No. 7 Effective Date constituting Term B-5 Loans (which payments described in this Section 2.07(a) shall be reduced with respect to each Class of Term Loans as a result of the application of prepayments, whether prior to or after the Amendment No. 7 Effective Date, in accordance with the order of priority set forth in Section 2.05 or in connection with any Extension as provided in Section 2.16).”

(f) Section 9.15 is hereby amended by adding the following paragraph immediately after the first paragraph in Section 9.15(a) thereof:

“Each Refinancing Term B-5 Lender, by its execution and delivery of Amendment No. 7 and its making of Refinancing Term B-5 Loans on the Amendment No. 7 Effective Date, hereby (a) confirms its agreement to the foregoing provisions of this Section 9.15(a) and (b) pursuant to Section 5.2(c) of the ABL Intercreditor Agreement, agrees to be bound by the terms of the ABL Intercreditor Agreement as a “Cash Flow Secured Party” (as defined in the ABL Intercreditor Agreement).”

(g) Section 9.15 is hereby amended by adding the following paragraph immediately after the first paragraph in Section 9.15(b) thereof:

“Each Refinancing Term B-5 Lender, by its execution and delivery of Amendment No. 7 and its making of Refinancing Term B-5 Loans on the Amendment No. 7 Effective Date, hereby (a) confirms its agreement to the foregoing provisions of this Section 9.15(b) and (b) pursuant to Section 2.08 of the First Lien Intercreditor Agreement, agrees to be bound by the terms of the First Lien Intercreditor Agreement as a “General Credit Facilities Secured Party” (as defined in the First Lien Intercreditor Agreement).”

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 7 Effective Date”) when each of the following conditions shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by (A) the Borrower, (B) the Administrative Agent and (C) each Refinancing Term B-5 Lender, and (ii) a Guarantor Consent and Reaffirmation, in the form of Annex 2 hereto, duly executed and delivered by each Guarantor.

(b) Legal Opinion. The Administrative Agent shall have received a satisfactory legal opinion of counsel to the Borrower addressed to it and the Refinancing Term B-5 Lenders.

(c) Certificate of Responsible Officer. The Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Restated Credit Agreement shall have been satisfied on and as of the Amendment No. 7 Effective Date and (ii) a certificate attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole) on the Amendment No. 7 Effective Date before and after giving effect to this Amendment No. 7, from the Chief Financial Officer or Treasurer of the Borrower.

(d) Fees. Credit Suisse AG, Cayman Islands Branch, Barclays Bank PLC and Citigroup Global Markets Inc. shall have received on the Amendment No. 7 Effective Date all fees separately agreed to with the Borrower.

(e) Confirmation of No Change in Legal Name, etc. The Administrative Agent shall have received written confirmation from the Borrower (which may be in the form of an e-mail) that since the delivery to the Administrative Agent of the update to the perfection certificate on October 29, 2012 pursuant to Amendment No. 4, no Loan Party has, except to the extent the Administrative Agent has been notified in accordance with the Security Agreement, (i) changed its legal name, jurisdiction of organization or chief executive office or (ii) acquired or formed any new Subsidiary. For the avoidance of doubt, no lien searches shall be required.

(f) Condition With Respect to Mortgaged Property. The Administrative Agent shall have received (i) a completed
“Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property and (ii) with respect to any such Mortgaged Property that is located in a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto and evidence of any flood insurance required to be maintained under Section 6.07 of the Restated Credit Agreement.

SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by the Borrower of this Amendment will not (a) contravene the terms of any of the Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment, the Credit Agreement and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.

(d) Upon the effectiveness of this Amendment and after giving effect to the transactions contemplated by this Amendment, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

(e) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 6. Post-Effectiveness Obligations.

(a) Within one hundred and twenty (120) days after the Amendment No. 7 Effective Date, unless waived or extended in writing by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver (to the extent not otherwise delivered prior to the Amendment No. 7 Effective Date) to the Administrative Agent either the items listed in the following clause (i) or the items listed in the following clause (ii):

(i)	written confirmation from local counsel to the Loan Parties (which may be in the form of an e-mail) confirming that no amendment or other action is required to such Mortgage in connection with this Amendment in order to ensure the continued validity, perfection and priority of the Liens and security interests granted to the Administrative Agent under such Mortgage for the benefit of the Administrative Agent to secure the payment of the Secured Obligations (as defined in such Mortgage), as amended by this Amendment (it being understood that such confirmation shall be in form and substance reasonably acceptable to the Administrative Agent), together with a title search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all Liens (except those Liens created or otherwise permitted under the Credit Agreement and the other Loan Documents); or

(ii)	with respect to each Mortgage encumbering Mortgaged Property,

(1)	an amendment (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(2)	an endorsement to the existing title insurance policy assuring the Administrative Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Administrative Agent (as appropriate) for the benefit of the Secured Parties free and clear of all Liens (except those Liens created or otherwise permitted under the Credit Agreement and the other Loan Documents), and such endorsement to title insurance policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(3)	an opinion of counsel to the Loan Parties, which opinion (x) shall be addressed to the Administrative Agent and each of the Secured Parties, (y) shall cover (i) the due authorization, execution, delivery of such Mortgage Amendment and (ii) the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (x) shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Restated Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(b) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 8. Consent to Enter into Agreements. The Refinancing Term B-5 Lenders hereby authorize the Administrative Agent to take such actions, including making filings and entering into agreements and any amendments or supplements to any Collateral Document, as may be necessary or desirable to reflect the intent of this Amendment.

SECTION 9. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Restated Credit Agreement.

SECTION 10. Notes. The Borrower agrees that each Refinancing Term B-5 Lender executing this Amendment may request through the Administrative Agent, and shall receive, one or more Term B-5 Notes payable to such Refinancing Term B-5 Lender duly executed by the Borrower in substantially the form of Exhibit C-7 attached to Amendment No. 5, evidencing such Refinancing Term B-5 Lender’s Refinancing Term B-5 Loans.

SECTION 11. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 13. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVAYA INC.

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Vice President and Treasurer

[Amendment No. 7 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

[Amendment No. 7 to Credit Agreement]

Annex 1 to

Amendment No. 7 to Credit Agreement

Lender Addendum

By executing a signature page hereto as a Refinancing Term B-5 Lender, the undersigned institution agrees (A) on the terms and subject to the conditions set forth in the Credit Agreement, to provide a Refinancing Term Loan in the form of a Term B-5 Loan in the amount reflected and (B) to the terms of this Amendment and the Credit Agreement.

[Signature pages follow]

Name of Refinancing Term B-5 Lender:

Executing as a Refinancing Term B-5 Lender:

by

Name:
Title:

For any Institution requiring a second signature line:

by

Name:
Title:

Refinancing Term B-5 Loan Amount: $

Annex 2 to

Amendment No. 7 to Credit Agreement

GUARANTOR CONSENT AND REAFFIRMATION

March 12, 2013

Reference is made to (i) Amendment No. 7 to Credit Agreement, dated as of the date hereof, attached as Exhibit A hereto (the “Amendment”), among Avaya Inc. (the “Borrower”), Citibank, N.A., as Administrative Agent, and each Refinancing Term B-5 Lender and (ii) the Credit Agreement, dated as of October 26, 2007, as amended as of December 18, 2009 by Amendment No. 1, as amended and restated as of February 11, 2011 pursuant to the Amendment Agreement, as amended as of August 8, 2011 by Amendment No. 3, as amended and restated as of October 29, 2012 pursuant to Amendment No. 4, as amended and restated as of December 21, 2012 pursuant to Amendment No. 5, and as amended as of February 13, 2013 pursuant to Amendment No. 6 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Restated Credit Agreement”), among the Borrower, Avaya Holdings Corp. (formerly known as Sierra Holdings Corp.), Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 7 Effective Date be deemed to be a reference to the Credit Agreement in effect in accordance with the terms of the Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the state of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

AVAYA HOLDINGS CORP.

AC TECHNOLOGIES, INC.

AVAYA CALA INC.

AVAYA EMEA LTD.

AVAYA FEDERAL SOLUTIONS, INC.

AVAYA GOVERNMENT SOLUTIONS INC.

AVAYA INTEGRATED CABINET SOLUTIONS INC.

AVAYA MANAGEMENT SERVICES INC.

AVAYA WORLD SERVICES INC.

INTEGRATED INFORMATION TECHNOLOGY CORPORATION

SIERRA ASIA PACIFIC INC.

TECHNOLOGY CORPORATION OF AMERICA, INC.

UBIQUITY SOFTWARE CORPORATION

VPNET TECHNOLOGIES, INC.

AVAYA HOLDINGS LLC

AVAYA HOLDINGS TWO, LLC

OCTEL COMMUNICATIONS LLC

RADVISION, INC.

AVAYALIVE INC.

By:
Name:
Title:

[Guarantor Consent and Reaffirmation – Amendment No. 7 to Credit Agreement]

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 7 to Credit Agreement

[See attached]